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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2000


                             Alcan Aluminium Limited
                    -----------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     Canada
                         ------------------------------
                 (State or other jurisdiction of incorporation)

         1-3677                                        Inapplicable
----------------------                     ---------------------------------
Commission File Number                    (I.R.S. Employer Identification No.)


         1188 Sherbrooke Street West, Montreal, Quebec, Canada H3A 3G2
         -------------------------------------------------------------
        (Address of principal executive offices, including postal code)

                                 (514) 848-8000
                     ---------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5. Other Events

        The information set forth in the press releases issued by Alcan Aluminium Limited dated October 12, 2000 and October 18, 2000, attached hereto as Exhibits 99.1 and 99.2 are incorporated herein by reference.

ITEM 7. Financial Statements, Pro Forma Financial Statements and Exhibits

        (c)  Exhibits

        99.1 Press release of Alcan Aluminium Limited, dated October 12, 2000.

        99.2 Press release of Alcan Aluminium Limited, dated October 18, 2000.

        99.3 Cautionary Statement for purposes of the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   ALCAN ALUMINIUM LIMITED

                                                By /s/ Serge Fecteau
                                                   ------------------------
                                                   Serge Fecteau
                                                   Assistant Secretary

Date: October 27, 2000

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                                  EXHIBIT INDEX

Exhibit
Number                             Description


(99.1)    Press release of Alcan Aluminium Limited dated October 12, 2000.

(99.2)    Press release of Alcan Aluminium Limited dated October 18, 2000.

(99.3) Cautionary statement for purposes of the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995.

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